EXHIBIT 99.1

Hallador Energy Company Reports Fourth Quarter and Full Year 2025

Financial and Operating Results

- FY’25 Total Revenue Up 16% YoY to $469.5 Million -

- FY’25 Operating Cash Flow Up 23% YoY to $81.1 Million -

- FY ‘25 Net Income Increased to $41.9 Million, with Adj. EBITDA up 3x to $56.0 Million -

- MISO Accepted ERAS Application for 515MW Gas Generation Expansion -

TERRE HAUTE, Ind., March 12, 2026 – Hallador Energy Company (Nasdaq: HNRG) (“Hallador” or the “Company”) today reported its financial and operating results for the fourth quarter and full year ended December 31, 2025.

“Hallador delivered strong 2025 financial results with double-digit growth across revenue and operating cash flow, and a 3x improvement in Adjusted EBITDA,” said Brent Bilsland, President and Chief Executive Officer. “We have recently received additional competitive offers to acquire our accredited capacity for over a decade in length. We are excited by what we are seeing in the market as Hallador is in a strong, long capacity position that continues to get better with time. We hope to be making more announcements on this topic in the near future.”

“In December, we were fortunate to be awarded one of the 50 ERAS application slots, and our application was accepted with our ~$14 million deposit advancing our proposed 515 MW natural gas generator project at the Merom site. With our application now accepted into the ERAS process, we have cleared another important milestone in that review. If successfully executed, the ERAS expansion would represent a nearly 50% increase in power generation capabilities for the company. We believe Merom’s existing infrastructure and interconnection position us competitively in a market that continues to show growing demand for accredited capacity, and we are advancing commercial discussions, equipment planning and financing initiatives as we target completion by the third quarter of 2029.”

Bilsland added, “Subsequent to year-end, we were excited to add Barbara Sugg, former CEO of Southwest Power Pool, Inc. (SPP) and Daniel Hudson, founder of Woodlands Energy Management, LLC to Hallador’s Board of Directors. At SPP, Barbara was responsible for managing the power grid for 14 states and led the expansion of SPP into additional western states. During Dan’s career, he has developed 25 power plants and successfully completed over $35.0 billion in asset acquisitions and financings. Both Barbara and Dan will be tremendous resources to help guide Hallador’s growth plans moving forward.”

Fourth Quarter & Full Year 2025 Highlights

●	A constructive power pricing environment and continued production optimization at Sunrise Coal supported full-year growth, although fourth quarter results were impacted by power plant availability at Merom.

o	Total revenue in 2025 increased 16% year-over-year to $469.5 million, driven by electric sales of $310.7 million (+19% year-over-year) and coal sales of $148.7 million (+8% year-over-year).

o	Net income in 2025 increased to $41.9 million and Adjusted EBITDA for the year increased ~3x year-over-year to $56.0 million, driven by improved electric segment performance and stronger coal segment results following production optimization and cost restructuring.

●	Full year operating cash flow increased 23% year-over-year to $81.1 million, primarily driven by improved earnings that was supplemented by cash proceeds received under prepaid forward power sales contracts.

o	Total bank debt declined to $30.0 million at December 31, 2025, compared to $44.0 million at both September 30, 2025 and December 31, 2024.

o	Total liquidity was $38.8 million at December 31, 2025, consisting of $28.8 million of additional borrowing capacity and cash and cash equivalents, compared to $46.4 million at September 30, 2025, and $37.8 million at December 31, 2024.

o	Capital expenditures in the fourth quarter were $24.9 million, bringing full-year capital expenditures to $69.2 million, which includes the ~$14 million deposit paid to MISO for the ERAS expansion at Merom.

●	Hallador’s forward sales momentum provides long-term revenue visibility and certainty, lowering the Company’s overall risk profile.

o	As of December 31, 2025, Hallador had approximately $1.3 billion of forward energy, capacity and coal sales commitments through 2029.

o	As of December 31, 2025, the Company had $866.9 million of contracted third-party revenue through 2029.

o	Hallador further de-risked its financial profile through the closing of a new $120 million 3-year senior secured credit facility in March 2026 that matures in 2029.

Financial Summary ($ in Millions and Unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Electric Sales	$85.9	$60.0	$93.2	$71.6
Coal Sales - 3rd Party	$30.2	$38.1	$51.3	$29.1
Other Revenue	$1.6	$4.7	$2.1	$1.7
Total Operating Revenue	$117.7	$102.8	$146.6	$102.4
Net Income (Loss)	$10.0	$8.2	$23.9	$(0.2)
Operating Cash Flow	$38.4	$11.4	$23.2	$8.1
Adjusted EBITDA*	$19.3	$3.4	$24.9	$8.4

*   Non-GAAP financial measure, defined as EBITDA plus effects of certain subsidiary and equity method investment activity, less other amortization, plus certain operating activities including stock-based compensation, asset retirement obligations accretion, less gain on disposal or abandonment of assets, plus other reclassifications such as special non-recurring project expenses.

Adjusted EBITDA should not be considered an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our method of computing Adjusted EBITDA may not be the same method used to compute similar measures reported by other companies. Management believes the non-GAAP financial measure, Adjusted EBITDA, is an important measure in analyzing our operations.

Reconciliation of GAAP "Net Income (Loss)" to non-GAAP "Adjusted EBITDA"

(In $ Thousands and Unaudited)

	Year Ended
	December 31,
	2025	2024
NET INCOME (LOSS)	$41,871	$(226,138)
Interest expense	16,896	13,850
Income tax expense (benefit)	1,833	(9,404)
Depreciation, depletion and amortization	41,222	65,626
EBITDA	101,822	(156,066)
Stock-based compensation	3,529	4,454
Asset impairment	—	215,136
Asset retirement obligations accretion	1,764	1,628
Other amortization (1)	(48,315)	(46,310)
(Gain) loss on disposal or abandonment of assets, net	(2,489)	(50)
Loss on extinguishment of debt	608	2,790
Equity method investment loss	450	746
Settlement of litigation	—	2,750
Other reclassifications	(1,417)	(8,318)
Adjusted EBITDA	$55,952	$16,760

(1) Other amortization relates to the non-cash amortization of the Hoosier PPA entered into in connection with the acquisition of the Merom Power Plant in 2022.

Forward Sales Position - (unaudited)

	2026	2027	2028	2029	Total
Power

Energy
Contracted MWh (in millions)	4.06	3.06	1.09	0.27	8.48
Average contracted price per MWh	$43.32	$46.50	$52.94	$51.33
Contracted revenue (in millions)	$175.88	$142.29	$57.70	$13.86	$389.73

Accredited Capacity
Average daily contracted accredited capacity MW	733	623	454	100
Average contracted accredited capacity price per MWd	$230	$226	$225	$230
Contracted accredited capacity revenue (in millions)	$61.54	$51.40	$37.33	$3.47	$153.74

Total Energy & Accredited Capacity Revenue

Contracted Power revenue (in millions)	$237.42	$193.69	$95.03	$17.33	$543.47

Coal
Priced tons - 3rd party (in millions)	2.73	2.50	0.50	—	5.73
Avg price per ton - 3rd party	$55.72	$56.74	$59.00	$—
Contracted coal revenue - 3rd party (in millions)	$152.12	$141.85	$29.50	$—	$323.47

TOTAL CONTRACTED REVENUE (IN MILLIONS) - CONSOLIDATED	$389.54	$335.54	$124.53	$17.33	$866.94

Priced tons - Intercompany (in millions)	2.30	2.30	3.17	—	7.77
Avg price per ton - Intercompany	$51.00	$51.00	$51.00	$—
Contracted coal revenue - Intercompany (in millions)	$117.30	$117.30	$161.67	$—	$396.27

TOTAL CONTRACTED REVENUE (IN MILLIONS) - SEGMENT	$506.84	$452.84	$286.20	$17.33	$1,263.21

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "guidance," "target," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Forward-looking statements include, without limitation, those relating to our ability to participate in the ERAS program (which ultimately requires the approval of MISO of our application and is a capital intensive project subject to construction, operational, financial, regulatory and legal risks that could impact the project’s viability and/or timeline) and achieve the expected benefits thereof, our ability to secure agreements in support of the development and construction of planned projects, including the expansion of our Merom Generating Station, and our expectations with respect to potential accelerating demand for accredited capacity. Forward-looking statements are based on current expectations and assumptions and analyses made by Hallador and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Hallador’s annual report on Form 10-K for the year ended December 31, 2025, and other Securities and Exchange Commission filings. Hallador undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Conference Call and Webcast

Hallador management will host a conference call today, March 12, 2026 at 5:00 p.m. Eastern time to discuss its financial and operational results, followed by a question-and-answer period.

Date: Thursday, March 12, 2026

Time: 5:00 p.m. Eastern time

Dial-in registration link: here

Live webcast registration link: here

The conference call will also be broadcast live and available for replay in the investor relations section of the Company’s website at www.halladorenergy.com.

About Hallador Energy Company

Hallador Energy Company (Nasdaq: HNRG) is a vertically-integrated Independent Power Producer (IPP) based in Terre Haute, Indiana. The Company has two core businesses: Hallador Power Company, LLC, which produces electricity and capacity at its one Gigawatt (GW) Merom Generating Station, and Sunrise Coal, LLC, which produces and supplies fuel to the Merom Generating Station and other companies. To learn more about Hallador, visit the Company’s website at http://www.halladorenergy.com/.

Company Contact

Todd E. Telesz

Chief Financial Officer

TTelesz@halladorenergy.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

HNRG@elevate-ir.com

Hallador Energy Company

Condensed Consolidated Balance Sheets

(in thousands, except per share data)

(unaudited)

	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$10,070	$7,232
Restricted cash	5,302	4,921
Accounts receivable	13,989	15,438
Inventory	42,534	36,685
Parts and supplies	45,854	39,104
Prepaid expenses	5,638	1,478
Total current assets	123,387	104,858
Property, plant and equipment:
Land and mineral rights	69,952	70,307
Buildings and equipment	421,037	402,649
Mine development	102,302	92,458
Construction work in process	39,671	27,208
Finance lease right-of-use assets	12,591	13,034
Total property, plant and equipment	645,553	605,656
Less - accumulated depreciation, depletion and amortization	(367,775)	(347,952)
Total property, plant and equipment, net	277,778	257,704
Equity method investments	2,647	2,607
Other assets	4,241	3,951
Total assets	$408,053	$369,120

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of bank debt, net	$—	$4,095
Accounts payable and accrued liabilities	41,848	44,298
Current portion of lease financing	7,411	6,912
Contract liabilities - current	103,343	97,598
Total current liabilities	152,602	152,903
Long-term liabilities:
Bank debt, net	29,678	37,394
Long-term lease financing	1,338	8,749
Deferred income taxes	1,833	—
Asset retirement obligations	15,241	14,957
Contract liabilities - long-term	45,714	49,121
Other	1,814	1,711
Total long-term liabilities	95,618	111,932
Total liabilities	248,220	264,835
Commitments and contingencies (Note 22)
Stockholders' equity:
Preferred stock, $.10 par value, 10,000 shares authorized; none issued	—	—
Common stock, $.01 par value, 100,000 shares authorized; 43,817 and 42,621 issued and outstanding, as of December 31, 2025 and December 31, 2024, respectively	438	426
Additional paid-in capital	202,963	189,298
Retained deficit	(43,568)	(85,439)
Total stockholders’ equity	159,833	104,285
Total liabilities and stockholders’ equity	$408,053	$369,120

Hallador Energy Company

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	2025	2024
SALES AND OPERATING REVENUES:
Electric sales	$310,737	$261,527
Coal sales	148,655	137,448
Other revenues	10,074	5,184
Total sales and operating revenues	469,466	404,159
EXPENSES:
Fuel	63,854	49,343
Other operating and maintenance costs	129,246	118,364
Cost of purchased power	20,892	10,888
Utilities	16,801	15,914
Labor	110,678	116,164
Depreciation, depletion and amortization	41,222	65,626
Asset retirement obligations accretion	1,764	1,628
Exploration costs	216	260
General and administrative	26,226	26,527
Gain on disposal or abandonment of assets, net	(2,489)	(50)
Asset impairment	—	215,136
Settlement of litigation	—	2,750
Total operating expenses	408,410	622,550

INCOME (LOSS) FROM OPERATIONS	61,056	(218,391)

Interest income	602	235
Interest expense (1)	(16,896)	(13,850)
Loss on extinguishment of debt	(608)	(2,790)
Equity method investment (loss)	(450)	(746)
NET INCOME (LOSS) BEFORE INCOME TAXES	43,704	(235,542)

INCOME TAX EXPENSE (BENEFIT):
Current	—	(169)
Deferred	1,833	(9,235)
Total income tax expense (benefit)	1,833	(9,404)

NET INCOME (LOSS)	$41,871	$(226,138)

NET INCOME (LOSS) PER SHARE:
Basic	$0.98	$(5.72)
Diluted	$0.96	$(5.72)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	42,932	39,504
Diluted	43,432	39,504

(1) Interest Expense:
Interest on bank debt	$5,806	$9,286
Other interest	9,097	2,817
Amortization of debt issuance costs	1,993	1,747
Total interest expense	$16,896	$13,850

Hallador Energy Company

Condensed Consolidated Statements of Cash Flows

(in thousands)

	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$41,871	$(226,138)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit)	1,833	(9,235)
Equity method investment loss	450	746
Depreciation, depletion and amortization	41,222	65,626
Asset impairment	—	215,136
Loss on extinguishment of debt	608	2,790
(Gain) loss on disposal or abandonment of assets, net	(2,489)	(50)
Amortization of debt issuance costs	1,993	1,747
Asset retirement obligations accretion	1,764	1,628
Cash paid on asset retirement obligation reclamation	(727)	(1,407)
Stock-based compensation	3,529	4,454
Accretion on contract liabilities	8,408	1,170
Amortization of contract liabilities	(99,683)	(70,203)
Director fees paid in stock	192	150
Change in current assets and liabilities:
Accounts receivable	1,449	4,499
Inventory	(5,849)	(13,610)
Parts and supplies	(6,750)	(227)
Prepaid expenses	1,910	784
Accounts payable and accrued liabilities	(2,154)	(14,580)
Contract liabilities	93,613	102,011
Other	(56)	643
Net cash provided by operating activities	$81,134	$65,934
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	$(69,215)	$(53,367)
Proceeds from sale of equipment	3,158	4,239
Proceeds from held-for-sale assets	—	3,200
Investment in equity method investments	(490)	(542)
Net cash used in investing activities	$(66,547)	$(46,470)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank debt	$(106,000)	$(147,000)
Borrowings of bank debt	92,000	99,500
Payments on lease financing	(6,994)	(5,633)
Proceeds from sale and leaseback arrangement	—	5,134
Issuance of related party notes payable	—	5,000
Payments on related party notes payable	—	(5,000)
Debt issuance costs	(330)	(673)
ATM offering	13,510	34,515
Taxes paid on vesting of RSUs	(3,554)	(277)
Net cash used in financing activities	$(11,368)	$(14,434)
Increase in cash, cash equivalents, and restricted cash	3,219	5,030
Cash, cash equivalents, and restricted cash, beginning of year	12,153	7,123
Cash, cash equivalents, and restricted cash, end of year	$15,372	$12,153
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Cash and cash equivalents	$10,070	$7,232
Restricted cash	5,302	4,921
	$15,372	$12,153
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$6,705	$10,511
Non-cash change in capital expenditures related to accounts payable and prepaid expenses	$7,232	$356
Stock issued on redemption of convertible notes and interest	$—	$22,993